SUPPLEMENT DATED MARCH 21, 2025
TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS
DATED OCTOBER 15, 2024
FOR BOND PLUS PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated October 15, 2024, for Bond Plus Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following will be added after the last paragraph:

The Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risks subsection, under Risks for both portions of the Fund, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

●	Securities Lending Risk: The Fund may engage in securities lending, which involves the risk that the Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. The Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

In the Principal Investment Strategies subsection, under the PLFA managed portion, the second sentence of the fourth paragraph will be deleted and replaced with the following:

To seek incremental alpha, PLFA may use futures and swaps (total return swaps, interest rate swaps and credit default swaps) to implement its investment views on risk factors or performance attributes within the debt securities market, as represented by the Index.